EXHIBIT 10.12

                APRIL 1, 2006 AMENDED LINE OF CREDIT AGREEMENTS
                              WITH RELATED PARTIES

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                                DANIEL P. WERGIN
                           980 MARITIME DRIVE, SUITE 6
                               MANITOWOC, WI 54220

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                    LINE OF CREDIT AGREEMENT AMENDMENT 4/1/06

TO:      TOWER TECH SYSTEMS INC
         101 S. 16TH STREET
         PO BOX 1957
         MANITOWOC, WI  54220
         ATTN:  ACCOUNTING DEPARTMENT



This Line of Credit Agreement (Agreement), made between and among DANIEL P. WERGIN, its successors and assigns, having an office at 980 MARITIME DRIVE, MANITOWOC, WI (Lender), and TOWER TECH SYSTEMS, INC its successors and assigns, having an office at 101 S. 16TH STREET, MANITOWOC, WI (Borrower).



                                    AGREEMENT

         NOW, THEREFORE, the Lender and borrower agree as follows:


         1.  ESTABLISHMENT OF LINE OF CREDIT
         The Lender hereby establishes and agrees to maintain a line of credit for the benefit of the Borrower in the amount of $1,750,000.


         2. TERMS OF THE LINE OF CREDIT

         (a) The Lender shall make the funds available to the Borrower as of the date of this agreement and the Lender agrees to continue to do so through DECEMBER 31, 2006 (Expiration Date).

         (b) Unless either the Lender or the Borrower terminates this Line of Credit Agreement as provided in (c) below, this Line of Credit Agreement shall be automatically renewed for an additional year upon the annual anniversary date of the Expiration Date. The Borrower shall provide to Daniel P. Wergin, thirty
(30) calendar days prior to the anniversary date of the Expiration Date of the Line of Agreement a written statement from the Lender confirming the value of the Line of Credit Agreement and the renewal approval of the Line of Credit Agreement for the next 12-month period.

         (c) The Lender or the Borrower may terminate this Line of Credit Agreement only upon the receipt from Tower Tech Systems, Inc of written permission to do so. The Lender may solicit such permission by providing Tower Tech Systems, Inc, with a written request to terminate, at least 60 calendar days prior to the Expiration Date.

         (d) Starting January 1, 2006, the Borrower will pay interest at a fixed rate of 8% per annum calculated on the value of the Line of Credit extended to the borrower at the end of each calendar quarter (March 31, June 30, September 30, and December 31.)

          (e) The Borrower has the right to prepay this Line of Credit (in whole or in part) prior to the due date with no prepayment penalty.


         3. THIS LINE OF CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN


         4.  AUTHORITY TO SIGN

         By executing this agreement, the individuals signing this agreement represent and warrant that they have the authority to execute this Agreement on behalf of the person for whom they are signing and to bind that person to the terms of this Agreement.


Borrower: TOWER TECH SYSTEMS, INC

By:  /s/ CHRISTOPHER C. ALLIE              Date:  JULY 27, 2006
   ----------------------------------           ------------------------

Name: CHRISTOPHER C. ALLIE





Lender: DANIEL P. WERGIN

By:  /s/ DANIEL P. WERGIN                  Date:  JULY 31, 2006
   ----------------------------------           ------------------------

Name: DANIEL P. WERGIN



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

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                              CHRISTOPHER C. ALLIE
                           980 MARITIME DRIVE, SUITE 6
                               MANITOWOC, WI 54220

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                    LINE OF CREDIT AGREEMENT AMENDMENT 4/1/06

TO:      TOWER TECH SYSTEMS INC
         101 S. 16TH STREET
         PO BOX 1957
         MANITOWOC, WI  54220
         ATTN:  ACCOUNTING DEPARTMENT


This Line of Credit Agreement (Agreement), made between and among CHRISTOPHER C. ALLIE, its successors and assigns, having an office at 980 MARITIME DRIVE, MANITOWOC, WI (Lender), and TOWER TECH SYSTEMS, INC its successors and assigns, having an office at 101 S. 16TH STREET, MANITOWOC, WI (Borrower).



                                    AGREEMENT

         NOW, THEREFORE, the Lender and borrower agree as follows:


         1.  ESTABLISHMENT OF LINE OF CREDIT
         The Lender hereby establishes and agrees to maintain a line of credit for the benefit of the Borrower in the amount of $1,500,000.


         2. TERMS OF THE LINE OF CREDIT

         (a) The Lender shall make the funds available to the Borrower as of the date of this agreement and the Lender agrees to continue to do so through DECEMBER 31, 2006 (Expiration Date).

         (b) Unless either the Lender or the Borrower terminates this Line of Credit Agreement as provided in (c) below, this Line of Credit Agreement shall be automatically renewed for an additional year upon the annual anniversary date of the Expiration Date. The Borrower shall provide to Christopher C. Allie, thirty (30) calendar days prior to the anniversary date of the Expiration Date of the Line of Agreement a written statement from the Lender confirming the value of the Line of Credit Agreement and the renewal approval of the Line of Credit Agreement for the next 12-month period.

         (c) The Lender or the Borrower may terminate this Line of Credit Agreement only upon the receipt from Tower Tech Systems, Inc of written permission to do so. The Lender may solicit such permission by providing Tower Tech Systems, Inc, with a written request to terminate, at least 60 calendar days prior to the Expiration Date.

         (d) Starting January 1, 2006, the Borrower will pay interest at a fixed rate of 8% per annum calculated on the value of the Line of Credit extended to the borrower at the end of each calendar quarter (March 31, June 30, September 30, and December 31.)

          (e) The Borrower has the right to prepay this Line of Credit (in whole or in part) prior to the due date with no prepayment penalty.


         3. THIS LINE OF CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN


         4.  AUTHORITY TO SIGN

         By executing this agreement, the individuals signing this agreement represent and warrant that they have the authority to execute this Agreement on behalf of the person for whom they are signing and to bind that person to the terms of this Agreement.


Borrower: TOWER TECH SYSTEMS, INC

By: /s/ TERRENCE P. FOX                         Date:  7/27/06
   ------------------------------------              ---------------------------

Name: TERENCE P. FOX





Lender: CHRISTOPHER C. ALLIE

By:  /s/ CHRISTOPHER C. ALLIE                   Date:   JULY 27, 2006
   ------------------------------------              ---------------------------

Name: CHRISTOPHER C. ALLIE



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

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                            RAYMOND L. BRICKNER, III
                               300 S. 16TH STREET
                               MANITOWOC, WI 54220

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                    LINE OF CREDIT AGREEMENT AMENDMENT 4/1/06

TO:      TOWER TECH SYSTEMS INC
         101 S. 16TH STREET
         PO BOX 1957
         MANITOWOC, WI  54220
         ATTN:  ACCOUNTING DEPARTMENT



This Line of Credit Agreement (Agreement), made between and among RAYMOND L. BRICKNER, its successors and assigns, having an office at 300 S. 16TH STREET, MANITOWOC, WI (Lender), and TOWER TECH SYSTEMS, INC its successors and assigns, having an office at 101 S. 16TH STREET, MANITOWOC, WI (Borrower).



                                    AGREEMENT

         NOW, THEREFORE, the Lender and borrower agree as follows:


         1.  ESTABLISHMENT OF LINE OF CREDIT
         The Lender hereby establishes and agrees to maintain a line of credit for the benefit of the Borrower in the amount of $1,750,000.


         2. TERMS OF THE LINE OF CREDIT

         (a) The Lender shall make the funds available to the Borrower as of the date of this agreement and the Lender agrees to continue to do so through DECEMBER 31, 2006 (Expiration Date).

         (b) Unless either the Lender or the Borrower terminates this Line of Credit Agreement as provided in (c) below, this Line of Credit Agreement shall be automatically renewed for an additional year upon the annual anniversary date of the Expiration Date. The Borrower shall provide to Raymond L. Brickner, thirty (30) calendar days prior to the anniversary date of the Expiration Date of the Line of Agreement a written statement from the Lender confirming the value of the Line of Credit Agreement and the renewal approval of the Line of Credit Agreement for the next 12-month period.

         (c) The Lender or the Borrower may terminate this Line of Credit Agreement only upon the receipt from Tower Tech Systems, Inc of written permission to do so. The Lender may solicit such permission by providing Tower Tech Systems, Inc, with a written request to terminate, at least 60 calendar days prior to the Expiration Date.

         (d) Starting January 1, 2006, the Borrower will pay interest at a fixed rate of 8% per annum calculated on the value of the Line of Credit extended to the borrower at the end of each calendar quarter (March 31, June 30, September 30, and December 31.)

          (e) The Borrower has the right to prepay this Line of Credit (in whole or in part) prior to the due date with no prepayment penalty.


         3. THIS LINE OF CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN


         4.  AUTHORITY TO SIGN

         By executing this agreement, the individuals signing this agreement represent and warrant that they have the authority to execute this Agreement on behalf of the person for whom they are signing and to bind that person to the terms of this Agreement.


Borrower: TOWER TECH SYSTEMS, INC

By:  /s/ TERENCE P. FOX                          Date:  7-27-06
   ------------------------------------               --------------------------

Name: TERENCE P. FOX



Lender: RAYMOND L. BRICKNER

By:  /s/ RAYMOND L. BRICKNER                     Date:  7-26-06
   ------------------------------------               --------------------------

Name: RAYMOND L. BRICKNER





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

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                                 TERENCE P. FOX
                              927 SOUTH 8TH STREET
                               MANITOWOC, WI 54220

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                    LINE OF CREDIT AGREEMENT AMENDMENT 4/1/06

TO:      TOWER TECH SYSTEMS INC
         101 S. 16TH STREET
         PO BOX 1957
         MANITOWOC, WI  54220
         ATTN:  ACCOUNTING DEPARTMENT


This Line of Credit Agreement (Agreement), made between and among TERENCE P. FOX, its successors and assigns, having an office at 927 SOUTH 8TH STREET, MANITOWOC, WI (Lender), and TOWER TECH SYSTEMS, INC its successors and assigns, having an office at 101 S. 16TH STREET, MANITOWOC, WI (Borrower).



                                    AGREEMENT

         NOW, THEREFORE, the Lender and borrower agree as follows:


         1.  ESTABLISHMENT OF LINE OF CREDIT
         The Lender hereby establishes and agrees to maintain a line of credit for the benefit of the Borrower in the amount of $1,750,000.


         2. TERMS OF THE LINE OF CREDIT

         (a) The Lender shall make the funds available to the Borrower as of the date of this agreement and the Lender agrees to continue to do so through DECEMBER 31, 2006 (Expiration Date).

         (b) Unless either the Lender or the Borrower terminates this Line of Credit Agreement as provided in (c) below, this Line of Credit Agreement shall be automatically renewed for an additional year upon the annual anniversary date of the Expiration Date. The Borrower shall provide to Terence P. Fox, thirty
(30) calendar days prior to the anniversary date of the Expiration Date of the Line of Agreement a written statement from the Lender confirming the value of the Line of Credit Agreement and the renewal approval of the Line of Credit Agreement for the next 12-month period.

         (c) The Lender or the Borrower may terminate this Line of Credit Agreement only upon the receipt from Tower Tech Systems, Inc of written permission to do so. The Lender may solicit such permission by providing Tower Tech Systems, Inc, with a written request to terminate, at least 60 calendar days prior to the Expiration Date.

         (d) Starting January 1, 2006, the Borrower will pay interest at a fixed rate of 8% per annum calculated on the value of the Line of Credit extended to the borrower at the end of each calendar quarter (March 31, June 30, September 30, and December 31.)

          (e) The Borrower has the right to prepay this Line of Credit (in whole or in part) prior to the due date with no prepayment penalty.


         3. THIS LINE OF CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN


         4.  AUTHORITY TO SIGN

         By executing this agreement, the individuals signing this agreement represent and warrant that they have the authority to execute this Agreement on behalf of the person for whom they are signing and to bind that person to the terms of this Agreement.


Borrower: TOWER TECH SYSTEMS, INC

By:  /s/ CHRISTOPHER C. ALLIE                     Date:   JULY 27, 2006
   -------------------------------------               -------------------------

Name: CHRISTOPHER C. ALLIE





Lender: TERENCE P. FOX

By:  /s/ TERENCE P. FOX                           Date:  7-27-06
   -------------------------------------               -------------------------

Name: TERENCE P. FOX






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